THE AAL MUTUAL FUNDS
                          THE AAL HIGH YIELD BOND FUND

                          SUPPLEMENT DATED MAY 5, 2000
                      TO THE PROSPECTUS DATED JULY 1, 1999


     PROPOSED APPOINTMENT OF A SUB-ADVISER FOR THE AAL HIGH YIELD BOND FUND

The Fund Board of Trustees has recommended Pacific Investment Management Company ("PIMCO") be retained as the sub-adviser to The AAL High Yield Bond Fund (the "Fund"). In this capacity, PIMCO would manage the day-to-day investment of Fund assets, subject to the supervision of AAL Capital Management Corporation, the Fund's investment adviser, and the Board of Trustees.

This proposal is subject to approval by the shareholders of the Fund. The Board of Trustees has set June 21, 2000, as the date for a Special Meeting of Shareholders to vote on the approval of a Sub-Advisory Agreement with PIMCO. Shareholders of record as of April 28, 2000, will be eligible to vote on this matter. Fund shareholders will receive proxy materials describing this proposal in detail, and soliciting their approval of the proposed sub-advisory agreement. If approved by shareholders, we anticipate that PIMCO would begin managing the Fund's assets on or about July 1, 2000.



C-50042PS2 5/00